East Delta Resources Corp.
                  a body corporate duly authorized to carry on
                   business in the Province of Quebec, Canada
                       (hereinafter called the "Landlord")

                                     - and -

                             AVIC Technologies Ltd.
                  a body corporate duly authorized to carry on
                     business in the State of Delaware, USA
                        (hereinafter called the "Tenant")




                                     -For -



                                   Suite 600,
                         445, Rue Saint-Francois-Xavier
                                Montreal, Quebec
                                     H2Y 2T1
                                     Canada

                       OFFICE SUB-LEASE & RELATED SERVICES


                               TABLES OF CONTENTS


ARTICLE ONE - DEMISE AND TERM

1.01          DEMISE
2.02          TERM

ARTICLE TWO - RENT, UTILITIES AND TAXES

2.01          RENT.
2.02          DAMAGE DEPOSIT.
2.03          UTILITIES.
2.04          TAXES.

ARTICLE THREE - QUALITY AND USE OF THE LEASED PREMISES

3.01          EXAMINATION OF LEASED PREMISES.
3.02          PARKING.
3.03          USE OF LEASED PREMISES.
3.04          PROHIBITED USES.

ARTICLE FOUR - ASSIGNING AND SUB-LETTING

4.01          ASSIGNING AND SUBLETTING.

ARTICLE FIVE - REPAIRS, MAINTENANCE AND ALTERATIONS

5.01          REPAIR AND MAINTENANCE.
5.02          REPAIR STRUCTURE.
5.03          ALTERATIONS.

ARTICLE SIX - LIABILITY AND INDEMNIFICATION

6.01          INDEMNITY.

ARTICLE SEVEN - INSURANCE

7.01          LANDLORD AS INSURED.
7.02          SBROGATION.
7.03          LANDLORD TO INSURE.

ARTICLE EIGHT - DAMAGE TO PREMISES, ABATEMENT, REBUILDING

8.01          DAMAGE TO OR DESTRUCTION OF LEASED PREMISES.
8.02          MORE THAN 50% DESTROYED.
8.03          ABATEMENT OF RENT.
8.04          REBUILDING.

ARTICLE NINE  - QUIET ENJOYMENT

9.01          QUIET ENJOYMENT.

ARTICLE TEN - HEATING AND AIR CONDITIONING

10.01         HEATING AND AIR-CONDITIONING.

ARTICLE ELEVEN - COMMON AREAS AND LIGHTING

11.01         COMMON AREAS AND LIGHTING.

ARTICLE TWELVE - LANDLORD'S  IMPROVEMENTS

12.01         LANDLORD'S IMPROVEMENT.

ARTICLE THIRTEEN - SIGNS AND OBSTRUCTION

13.01         SIGNS
13.02         OBSTRUCTION

ARTICLE FOURTEEN - OVERHOLDING

14.01         OVERHOLDING.

ARTICLE FIFTEEN - PRIORITY OR NON-DISTURBANCE

15.01         PRIORITY OR NON-DISTURBANCE.

ARTICLE SIXTEEN - HOURS OF OPERATION AND ACCESS

16.01         HOURS OF OPERATION.
16.02         ACCESS.

ARTICLE SEVENTEEN - RIGHTS OF TERMINATION

17.01         RIGHTS OF TERMINATION
17.02         ILLNESS

 ARTICLE EIGHTEEN - RESTRICTIVE COVENANTS

18.01         RESTRICTIVE COVENANTS.

ARTICLE NINETEEN - RENEWAL OPTION

19.01         RENEWAL OPTION.

ARTICLE TWENTY - ARBITRATION

20.01         ARBITRATION.

ARTICLE TWENTY ONE - MISCELLANEOUS

21.01         WAIVER.
21.02         CONDONING.
21.03         SEVERABILITY.
21.04         HEADINGS.
21.05         NOTICES.
21.06         TIME OF ESSENCE.
21.07         RELATIONSHIP.
21.08         GENDER.
21,09         ENURING EFFECT.
21.10         GOVERNING LAW.
21.11         QUEBEC LANGUAGE LAW

THIS LEASE AGREEMENT MADE AS OF THE  FIRST DAY OF  April A.D., 1999

                                    BETWEEN

                           East Delta Resources Corp.
                  a body corporate duly authorized to carry on
                   business in the Province of Quebec, Canada
                       (hereinafter called the "Landlord")

                                     - and -

                             AVIC Technologies Ltd.
                  a body corporate duly authorized to carry on
                     business in the State of Delaware, USA
                        (hereinafter called the "Tenant")




                          ARTICLE ONE - DEMISE AND TERM

1.01 DEMISE. The Landlord, being registered as owner of those lands together with the office related service thereon municipally described as Suite 600,445, Rue Saint-Francois-Xavier, Montreal, Quebec comprising approximately 500 square feet of space at six floor . In consideration of and subject to the rents, covenants, and agreements and conditions herein to be paid, observed and performed by the Tenant, DOES HEREBY DEMISE AND LEASE to the Tenant the Leased Premises to be held by it as Tenant subject to the rents, covenants, agreements and conditions herein set forth.


1.02 TERM. The Term of the Lease shall be Twelve (12) months commencing on the first day of the month of April, 1999. The Landlord shall provide additional office related services as described on the attached Schedule "A"


                     ARTICLE TWO - RENT, UTILITIES AND TAXES

2.01 RENT. The Tenant shall pay to the Landlord during the Term payable in lawful money of United State of America on the first day of each and every month a sum of USD3,500.00.

2.02  DAMAGE DEPOSIT. The Landlord acknowledges waver the Damage Deposit.

2.03 UTILITIES. The Landlord shall be responsible for the payment of all utilities, including but not limited to, the payment of City of Montreal Water and Electrical invoices with respect to the Leased Premises.

2.04 TAXES. The Landlord shall pay all taxes, rates and assessments with which the land and all improvements thereon shall be rated or charged and to pay all charges thereon for electricity, water, sewage, garbage collection and gas and other utilities.

             ARTICLE THREE - QUALITY AND USE OF THE LEASED PREMISES

3.01 EXAMINATION OF LEASED PREMISES. The Tenant shall have the opportunity prior to commencement of the Term herein to examine the Leased Premises to ensure that all related services have been properly and duly completed by the Land lord to the satisfaction of the Tenant.

3.02 PARKING. In addition to the use and occupation of the Leased Premises, the Tenant shall be entitled to the use and occupation of one parking stall at no extra charge to the Tenant. This parking stall shall be immediately adjacent to the building.

3.03 USE OF LEASED PREMISES. The Tenant shall use the Leased Premises for the purpose of carrying on any aspect, which it shall have the sole right to determine, of its business as a new development company for the Fibreglass Window Project in Far East. It will use Computers, Software, Televisions, VCRs, Stereo Equipment, Cellular Phones, Fax Machines, Photocopiers and other related electronic products and services, as well as any form of training in relation thereto.

3.04 PROHIBITED USES. The Tenant will not, at any time during the Term, carry on or permit to be carried on, in the Leased Premises anything which is noxious or offensive or damaging to the environment and will not do or permit to be done anything whatsoever at any time during the Term upon the Leased Premises which would annoy or disturb or cause nuisance or damage to the occupiers or owners of lands and premises adjoining or in the vicinity of the Leased Premises. The Tenant will not permit any overloading of any floor of the Leased Premises without the prior written consent of the Landlord.

                    ARTICLE FOUR - ASSIGNING AND SUB-LETTING

4.01 ASSIGNING AND SUBLETTING. The Tenant may assign this Lease in whole or in part or sublet all or any part of the Leased Premises without the prior written consent of the Landlord, provided that the proposed assignee or sublessee, and its operations, are in keeping with the nature and character of the building as a whole, and will not cause the Landlord to violate any provision of any other lease with respect to the building in question. In any case, consent of the Landlord may not be unreasonably withheld.

               ARTICLE FIVE - REPAIRS, MAINTENANCE AND ALTERATIONS

5.01              REPAIR AND MAINTENANCE.

         (a) The Landlord shall make all repairs and do all maintenance whatsoever to the building, and the Leased Premises and to maintain and manage the land and building in a clean and attractive condition, which shall include without limitation, maintenance of the exterior of the building at frequent intervals and maintenance and repair of HVAC systems. All costs herein are to be bourn by the Landlord.

         (b) The Tenant agrees to keep the Leased Premises in good and leaseable repair, reasonable wear and tear, damage by fire, lightning, tempest, Acts of God or the Queen's enemies, riots, insurrection, civil commotions, and damage resulting from negligence or omission of the Landlord, his agents, assigns, invitees or employees, maintenance and repairs which are the responsibilty of the Landlord and structural defects only excepted, and to leave these premises in good repair, saving only the aforementioned exceptions. The Tenant shall be responsible for providing janitor service for the Leased Premises at its own expense.


5.02 REPAIR STRUCTURE. The Landlord shall maintain and repair the structure, foundations, and roof at its own expense. The Landlord further agrees to remove at its own expense, ice and snow from the sidewalk in front of the building containing the Leased Premises.

5.03 ALTERATIONS. The Tenant may place or install any and all fixtures, alterations, articles and improvements in or to the Leased Premises, with the express written consent of the Landlord, which consent shall not be unreasonably or arbitrarily withheld and, the Tenant at its sole option, may remove same from the Leased Premises, at any time during the Term of the Lease or any renewal thereof provided that no damage by such removal occurs, excepting damage resulting from reasonable wear and tear, fire, lightning, tempest, Acts of God and the Queen's enemies, structural defects, repairs and work which are the responsibility of the Landlord and damage resulting from the negligence or omission of the Landlord, its agents, assigns, invitees or employees.


                   ARTICLE SIX - LIABILITY AND INDEMNIFICATION

6.01 INDEMNITY. The Landlord and Tenant by accepting this Lease hereby covenants and agrees, one with the other, to indemnify and keep the other harmless from all costs, loss, damage and injury of any and every kind suffered or which may be suffered by the other as a result of the Landlord or Tenant's failure, as the case may be, to comply with and fulfil its obligations under this agreement or by reason of any misrepresentation or default by the other under this agreement.

                            ARTICLE SEVEN - INSURANCE

7.01 LANDLORD AS INSURED. The Tenant will cause each of its policies to contain an undertaking by the insurer(s) to notify the Landlord at least thirty (30) days prior to cancellation or any other change material to the Landlord's interests. The liability policy will include the Landlord as an additional named insured with a cross-liability clause.

7.02 SUBROGATION. The Landlord and Tenant will each cause any insurance policy obtained by it pursuant to this Lease to contain a waiver of subrogation clause in favour of the Landlord or Tenant, as the case may be.

7.03 LANDLORD TO INSURE. The Landlord throughout the Term will carry insurance against fire and other perils and other insurance that is reasonable in the circumstances. More specifically, the Landlord shall insure and keep insured the building with any one or more companies entitled to do business in the Province of Alberta against loss or damage by fire and other perils now or hereafter from time to time embraced or defined in a standard fire insurance extended coverage or additional perils supplemental contract during the Term and any renewals including, without restricting the generality of the foregoing, lightning, earthquake, explosion, wind storm, cyclone, tornado, hail, riot, war (declared or undeclared), civil commotion, terrorist actions, malicious damage, aircraft, smoke and vehicle damage to the extent that insurance against such risks or perils or any of them may be obtained in an amount equal to the full replacement value thereof. Such insurance shall also include endorsements for by-law coverage and debris removal. In addition, the Landlord shall, at its own expense, maintain with one or more companies entitled to do business in the Province of Alberta comprehensive general liability insurance against claims for personal injury, death or property damage or loss arising out of the use or occupation of the building in an amount of not less than One Million ($1,000,000.00) Dollars for each occurrence. Such policies of insurance shall contain a waiver of subrogation clause in favour of the Tenant.


            ARTICLE EIGHT - DAMAGE TO PREMISES, ABATEMENT, REBUILDING

8.01 DAMAGE TO OR DESTRUCTION OF LEASED PREMISES. If the Leased Premises are damaged or destroyed in whole or in part, for any cause whatsoever, to such an extent that the same, in the reasonable opinion of a qualified architect, are incapable of being repaired within 180 days, the Landlord and the Tenant shall have the option to terminate the Lease within thirty (30) days of the occurrence of such damage or destruction.

8.02. MORE THAN 50% DESTROYED. If more than 50% of the building shall be destroyed or damaged by any cause whatsoever, to such an extent that, in the reasonable opinion of a qualified architect, the same is incapable of being repaired within one hundred and eighty (180) days, (regardless of whether or not the Leased Premises are affected), the Landlord and the Tenant shall each have the option to terminate the Lease within thirty (30) days of the occurrence of such damage or destruction. In the event of the lesser damage or destruction to other Leased Premises and/or the building or in the event that neither party exercised the right to terminate the Lease in the circumstances cited above, then the Landlord shall and with due diligence, restore or rebuild and in the case of the Leased Premises, shall repair, restore or rebuild the building.

8.03 ABATEMENT OF RENT. In the event that the Leased Premises are damaged or destroyed, in whole or in part, and the Lease shall not be terminated in accordance with the provisions set out above, all rent payable by the Tenant shall abate from the date of damage or destruction, until the earlier of twenty-one (21) days after the Landlord has completed his work and the date of reopening for business to the public in the Leased Premises, in the same proportion as the unusable space of the Leased Premises bears to the total rentable area of the Leased Premises.

8.04 REBUILDING. Should either party exercise its option to terminate the Lease and the Landlord then decides to rebuild the Leased Premises, or construct a new building within two (2) years of such termination, the Landlord shall, by notice in writing to the Tenant, provide the Tenant with an option to lease premises at least as large as those occupied by the Tenant prior to the termination, in any new building constructed and at fair market rent for the new premises for a eighteen (18) month term.. The Tenant shall have a period of forty-five (45) days after receipt to exercise the option, failing which it shall be absolutely null and void. Should the Tenant not exercise the option during the said forty-five (45) day period, then the Landlord shall be free to rebuild on the site in its sole discretion and shall not be required to include any premises for the Tenant or otherwise offer any Premises for lease to the Tenant, and the Tenant shall have no further rights hereunder. If the parties are unable to agree on fair market rent for the new premises, then the matter may be determined by arbitration pursuant to the Arbitration Act of the Province of Alberta, provided that the Tenant has, in all other respects, validly exercised the option to lease. The Lease in respect of the new premises shall, in all other respects, be the same as the current lease, insofar as applicable.

                         ARTICLE NINE - QUIET ENJOYMENT

9.01 QUIET ENJOYMENT. If the Tenant duly and regularly pays the rent and complies with its obligations under this Lease, the Tenant will be entitled to (and shall and may) peaceably possess and enjoy the Leased Premises during the Term without any interruption or disturbance from the Landlord or any person or persons claiming by, through or under the Landlord.

                   ARTICLE TEN - HEATING AND AIR CONDITIONING

10.01 HEATING AND AIR-CONDITIONING. The Landlord shall provide suitable and adequate apparatus, pipes and equipment for supplying the Leased Premises with an adequate supply of hot and cold water for heating and air conditioning the Leased Premises and to maintain same in good repair at all times. The Landlord shall heat, air-condition and ventilate the Leased Premises during all seasons and at all times during which the Leased Premises shall be normally in use by the Tenant, its employees, servants and agents so as to keep the ambient temperature therein at seventy-two (72(0)) degrees Fahrenheit. In the case of the air conditioning, the unit shall be so designed to lower the temperature in the Leased Premises by an amount that is reasonable in the circumstances to the Tenant. The Landlord will furnish to the Tenant hot and cold water equipment for drinking, lavatory and toilet facilities, if the same are not currently present in the Leased Premises. All costs related hereto to be borne by the Landlord.

                   ARTICLE ELEVEN - COMMON AREAS AND LIGHTING

11.01 COMMON AREAS AND LIGHTING. The Landlord agrees to keep the common area of the land in a clean and tidy condition and to provide adequate lighting to the said common areas.


                    ARTICLE TWELVE - LANDLORD'S IMPROVEMENTS

12.01 LANDLORD'S IMPROVEMENT. The Landlord shall not make any alterations or additions to the Leased Premises or to the building in which the Leased Premises are contained or erect other buildings on the lands comprising the development or make alterations or additions to, or erect signage or landscape in such a way that it or they will diminish access or exposure to the Leased Premises or the Tenant's sign visibility, reduce the parking facilities or otherwise unreasonably interfere with the Tenant's use or occupancy of the Leased Premises without the written consent of the Tenant which consent will not be unreasonably withheld.

                    ARTICLE THIRTEEN - SIGNS AND OBSTRUCTION

13.01 SIGNS. The Tenant may use the existing awnings for signs advertising its name, products, hours or business and any other message the Tenant elects to display from time to time and will be permitted by the Landlord to install prominent signs on the top of the Landlord's pylon. The Tenant agrees that it shall be responsible for the costs associated with the artwork, lettering and creation of its advertising signs, but shall in no way be responsible for any other costs associated with either the existing awnings or the Landlord's pylon. All maintenance costs with respect to the advertising signs to be borne by the Landlord.

13.02 OBSTRUCTION. The Landlord will not obstruct, or saving except in circumstances beyond its control, permit obstruction of the visibility of the Tenant's signs in any way.

                         ARTICLE FOURTEEN - OVERHOLDING

14.01 OVERHOLDING. If the Tenant continues to occupy the Leased Premises after the expiration of the Lease, or any renewals thereof, without any further written agreement, and if the Landlord accepts rent for such occupation, the Tenant shall be a monthly Tenant at the monthly rental last in effect and otherwise on the terms and conditions herein contained. In the case of an overholding tenant, either the Landlord or the Tenant shall be at liberty to terminate the Lease upon thirty (30) days written notice to the other.

                  ARTICLE FIFTEEN - PRIORITY OR NON-DISTURBANCE

15.01 PRIORITY OR NON-DISTURBANCE. The Tenant's rights under and by virtue of this Lease agreement shall be registered by way of caveat or otherwise in priority to any other charges except for rights common to the other Tenants which shall rank equally with the rights of such other Tenants. The Landlord shall obtain from each and every mortgagee or mortgagees, encumbrancee or encumbrancees of the land, the building or the Leased Premises, as the case may be, who may be registered against the title to the land prior to the registration of this Lease and from each and every assignee or assignees of any such mortgagee or mortgagees, encumbrancee or encumbrancees and from any other person or persons claiming by, through, from and under them in a form satisfactory to the Tenant a consent to this Lease and either (i) a non-disturbance agreement that this Lease continue in full force and effect notwithstanding default by the Landlord under any such mortgage or mortgages, encumbrance or encumbrances or (ii) a registrable postponement of such mortgage or mortgages, encumbrance or encumbrances as are presently registered as aforesaid or it is contemplated that it or they will be registered prior to the registration of this Lease such consent and non-disturbance agreement or postponement shall be obtained by the Landlord before or concurrent with the execution of this Lease, it being the intent of this covenant that this Lease shall (i) rank against the title to the land in priority to any and all mortgages, encumbrances or other charges registered prior to this Lease, or (ii) where any mortgages, encumbrances or other charges have been registered prior to this Lease that the Tenant have a non-disturbance agreement or postponement securing its tenancy notwithstanding default under any such mortgage, encumbrance or other charges.


                 ARTICLE SIXTEEN - HOURS OF OPERATION AND ACCESS

16.01 HOURS OF OPERATION. The Landlord shall have no control over the operating or business hours of the Tenant, nor may it insist upon the continuous operation of the Tenant in the Leased Premises.

16.02. ACCESS. The Landlord shall ensure that the Tenant, its employees, servants, agents and any and all persons lawfully requiring same, have at all reasonable times access to the building and to the Leased Premises of the Tenant.

                    ARTICLE SEVENTEEN - RIGHTS OF TERMINATION

17.01             RIGHTS OF TERMINATION.  If and whenever:

         (a) either the Landlord or the Tenant shall fail to observe, perform and keep any one or more of the covenants, provisions or stipulations to be observed, performed or kept by one or the other hereunder, and for a period of Ten (10) days after notice to the other of such failure; or

         (b) a Writ of Execution or Replevin Order issues against the goods or chattels of either the Landlord or Tenant; or

         (c) either the Landlord or Tenant makes an assignment for the benefit of creditors or becomes bankrupt or insolvent, takes the benefit of, or becomes subject to any status that may be in force relating to bankrupt or insolvent debtors; or if any application or petition or certificate or order is made or granted for winding up or dissolution of the Landlord or Tenant, voluntarily or otherwise; or

         (d) the Landlord or Tenant is a corporation and if by sale or other disposition the control of the Landlord or Tenant changes at any time during the Term; or

         (e) the Landlord sells or otherwise disposes of the whole or any part of the building in which the Leased Premises are located;

then in any of the said cases, the Landlord or Tenant, as the case may be, shall, upon thirty (30) days written notice to the other, have the right to terminate the Lease without penalty.

17.02 ILLNESS. In the event of any debilitating illness to Ms. Annette Shaw from carrying on business in the usual way, the Tenant may, in its sole discretion, terminate this Lease upon ninety (90) days written notice to the Landlord. It is agreed that this article shall not take effect, however, until a period of eight
(8) months has elapsed from the Commencement Date herein.

                    ARTICLE EIGHTEEN - RESTRICTIVE COVENANTS

18.01             RESTRICTIVE COVENANTS.

         (a) the Landlord covenants with the Tenant to the intent that the burden of this covenant shall run with and bind the land, save and except the Leased Premises, and to the intent that the benefit of this covenant shall be annexed to and run with the Leased Premises, that during the Term of this Lease or any renewals thereof the land or any part thereof and any lands adjacent to or adjoining the land that may at any time be owned or leased by the Landlord or which may be or come under his control, save and except the Leased Premises, shall not, without prior written consent of the Tenant, be leased to or occupied or in any manner whatsoever used by or for the purpose of sale and rental of new and used Computers, Software, Televisions, VCRs, Stereo Equipment, Cellular Phones, Fax Machines, Photocopiers, or any other related electronic products and services, as well as any form of training in relation thereto. The Tenant agrees that notwithstanding the consent required by this article, the current cellular phone business operating within the building may continue to do so as per prior agreement as between the Landlord and Tenant.

         (b) The Landlord covenants with the Tenant to the intent that the burden of this covenant shall run with and bind the land (and any other lands and premises adjacent to or adjoining the land with the Landlord may now or in the future own, lease or have under its control) and to the intent that the benefit of this covenant shall be annexed to and run with the demised premises hereto, that during the term of the Lease or renewals thereof no signs advertising any business or company carrying on business essentially the same or similar in nature whether in whole or in part, as that of the Tenant, other than the Tenant and except as provided in the immediately preceding paragraph (a), shall be placed on the land or on any lands and premises adjacent to or adjoining the land owned or leased by the Landlord or which may come under the control of the Landlord.

         (c) For the purpose of this Article 18, Landlord shall include any person, firm or corporation which is a subsidiary of the Landlord or which is associated or affiliated therewith.


                        ARTICLE NINETEEN - RENEWAL OPTION

19.01 RENEWAL OPTION. Provided that the Tenant is not in default of any of the terms of the Lease at the time of exercising the within option and the Tenant has given written notice to the Landlord at least ninety (90) days prior to the expiry of the Lease, of its intention to exercise the within option to renew, the Landlord shall grant to the Tenant the option to extend the Term of the Lease for a further period of Twelve (12) months on terms to be negotiated prior to the expiry of the Term herein.


                          ARTICLE TWENTY - ARBITRATION

20.01 ARBITRATION. As to matters which may be settled by reference to arbitration then the dispute shall be determined or settled by the award of a single arbitrator selected by agreement of the parties or should the parties fail to agree within 7 days of the date the dispute arises the dispute shall be determined by a board of three (3) arbitrators, one to be named by the Landlord, one to be named by the Tenant and those two to select a third arbitrator. If the Landlord or the Tenant shall refuse or neglect to appoint an arbitrator within ten (10) days after, the other shall have served written notice upon the party so refusing or neglecting to make such appointment, the arbitrator first appointed shall, at the request of the party appointing him, proceed to determine the outstanding disagreements as if he were a single arbitrator appointed by both the Landlord and the Tenant for that purpose. If two (2) arbitrators are so appointed within the time prescribed and they do not agree within a period of ten (10) days from the date of appointment of the second arbitrator upon the appointment of the third arbitrator, then upon the application of either the Landlord or the Tenant, the third arbitrator shall be appointed by a Justice of the Court of Quebec. The determination made by the arbitrators, or the majority of them, or by the single arbitrator, as the case may be, shall be final and binding upon the Landlord and Tenant and their respective successors and assigns. The determination shall be made within thirty
(30) days from the date of the appointment of the last arbitrator, as the case may be. Unless otherwise directed by the arbitration award, each party shall pay the fees and expenses of the arbitrator appointed by it and one half of the fees and expenses of any third arbitrator or arbitrator appointed by agreement. The provisions of this clause shall be deemed to be a submission to arbitration within the provisions of the Quebec Arbitration Act, and any statutory modification or re-enactment thereof, provided that any limitation on the remuneration of the arbitrators imposed by such legislation shall not be applicable.

                       ARTICLE TWENTY ONE - MISCELLANEOUS


21.01 WAIVER. No waiver of any default of the Landlord will be binding unless acknowledged in writing by the Tenant. No waiver of any default of the Tenant will be binding unless acknowledged in writing by the Landlord.

21.02 CONDONING. Any condoning, excusing or overlooking by the Tenant of any default of the Landlord will not operate as a waiver of the Tenant's rights hereunder in respect of any subsequent default. Any condoning, excusing or overlooking by the Landlord of any default of the Tenant will not operate as a waiver of the Landlord's rights hereunder in respect of any subsequent default.

21.03 SEVERABILITY. If any provision of this Lease is illegal or invalid or unenforceable at law it will be deemed to be severed from this Lease and the remaining provisions will nevertheless continue to be in full force and effect.

21.04 HEADINGS. All headings in this Lease are inserted for convenience of reference only and will not affect the construction and interpretation of this Lease.

21.05 NOTICES. Any notice, request or demand herein provided or permitted to be given hereunder shall be sufficiently given if personally served or mailed by registered mail as follows:


         (i)      to the Landlord:

                  445 Saint-Francois-Xavier
                  Montreal, Quebec
                  T2R 1M6
                         Canada


         (ii)     to the Tenant;

                  99 De La Moselle
                  Saint-Lambert
                  J4S 1W9
                         Canada

Any notice mailed as aforesaid shall for the purposes of this Lease be presumed to have been given three (3) business days following the day on which such notice is mailed as aforesaid. Any party may at any time give notice in writing to the others of any change of address, and after the giving of such notice the address therein specified will be deemed to be the address of such party for the purpose of giving notices hereunder.

21.06 TIME OF ESSENCE. Time will be of the essence of this Lease.

21.07 RELATIONSHIP. Nothing herein contained will at any time create or be construed as creating a joint venture, partnership or relationship between the parties other than that of Landlord and Tenant.

21.08 GENDER. Words in the singular will include the plural and words in the masculine will include feminine and neuter genders where the context so requires.

21.09 ENURING EFFECT. This Lease and everything herein contained will ensure to the benefit of and be binding upon the parties hereto and each of their respective heirs, executors, administrators, successors and permitted assigns.

21.10 GOVERNING LAW. This Lease Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the federal laws of Canada applicable therein.

21.11 QUEBEC LANGUAGE LAW. The parties hereto have requested that this Agreement and all related documents be drafted in English. Les parties aux presentes ont requis que la presente convention ainsi que tous les documents y etant relies soient rediges en anglais.
--------------------------------------------------------------------------------


                           East Delta Resources Corp.




                             Per:____________________
                                   Louis H. Ladouceur




                                   AVIC Technologies Ltd.



                              Per:_____________________
                                   Annette Shaw

SCHEDULE   A:    OFFICE RELATED FACILITIES & SERVICES


1.       Two executives office desks reception/secretary  desk.
2.       Two PCs with Microsoft Office 98 software, telephone & fax line.
3.       A part time fluently bilingual reception/secretary.
4.       Secretary work shell be no more than two hours per day.
5.       Secretary shell excellent in Microsoft Office software.
6.       General office duties.
7.       Sharing a common conference room.